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                            MFS(R) GLOBAL GROWTH FUND

                      Supplement to the Current Prospectus

The description of portfolio managers for Domestic Growth Companies under the "Management of the Fund" section is hereby restated as follows:

John E. Lathrop, a Vice President of MFS, has been employed in the investment management area of MFS since 1994 and became a portfolio manager of the domestic growth companies portion of the fund effective August 15, 2000.

                 The date of this Supplement is August 15, 2000.